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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2003

                          UNIVERSAL DISPLAY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



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
                 Pennsylvania                              1-12031                           23-2372688
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(State or other jurisdiction of incorporation)     (Commission File Number)     (I.R.S. Employer Identification No.)


             375 Phillips Boulevard
                Ewing, New Jersey                                                           08618
    ----------------------------------------                                              ---------
    (Address of principal executive offices)                                              (Zip Code)



                           Registrant's telephone number, including area code: (609) 671-0980
                           ------------------------------------------------------------------
                             (Former name or former address, if changed since last report)


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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits.



Exhibit Number                               Exhibit Title
--------------                               -------------

99.1 Press release issued by Universal Display Corporation on March 31, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.



ITEM 12.  Results of Operations and Financial Condition

On March 31, 2003, Universal Display Corporation issued a press release announcing its 2002 year-end results. The full text of that press release is attached as Exhibit 99.1 hereto.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNIVERSAL DISPLAY CORPORATION



Date: March 31, 2003                       By:  /s/  Sidney D. Rosenblatt
                                               -------------------------------
                                                Sidney D. Rosenblatt
                                                Executive Vice President,
                                                Chief Financial Officer,
                                                Treasurer and Secretary



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                                 EXHIBIT INDEX


Exhibit Number                               Exhibit Title
--------------                               -------------

99.1 Press release issued by Universal Display Corporation on March 31, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.